COMMON STOCK                                                   __________ SHARES
CERTIFICATE NO. __          WILLIAM PENN BANCORP, INC.

                             INCORPORATED UNDER THE
                            LAWS OF THE UNITED STATES
                                                               CUSIP ___________
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
               THIS
               CERTIFIES
               THAT

               IS THE
               OWNER OF    _____________________________________________________

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         $0.10 PAR VALUE PER SHARE, OF

                           WILLIAM PENN BANCORP, INC.

     The shares evidenced by this certificate are transferable only on the books of the Company by the holder of record hereof in person or by attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be subject to all the provisions contained in the Charter and Bylaws of the Company and any amendments thereto (copies of which are on file with the Company) to all of which the holder, by acceptance hereof, assents. These shares are nonwithdrawable and are not of an insurable type. This certificate is not valid unless countersigned and registered by the Company's transfer agent and registrar.

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT A DEPOSIT OR ACCOUNT
                  AND ARE NOT FEDERALLY INSURED OR GUARANTEED.

     In Witness Whereof, William Penn Bancorp, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

____________________________________        ____________________________________
Terry L. Sager                              Charles Corcoran
Secretary                         [SEAL]    President
================================================================================

                           WILLIAM PENN BANCORP, INC.

         The shares represented by this certificate are issued subject to all the provisions of the Charter and Bylaws of WILLIAM PENN BANCORP, INC. (the "Company"), as from time to time amended (copies of which are on file at the principal office of the Company), to all of which the holder by acceptance hereof assents.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common      UNIF GIFT TRAN ACT - ______ Custodian ______
                                                         (Cus)           (Minor)
TEN ENT - as tenants by the entireties
                                           under Uniform Transfers to Minors Act


JT TEN  - as joint tenants with right of         _______________________________
          survivorship and not as tenants                (State)
          in common

     Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer unto __________________, __________________, shares of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint _____________________, Attorney, to transfer the said shares on the books of the Company with full power of substitution.

Dated _______________, ________

                                    ____________________________________________
                                    Signature


                                    ____________________________________________
                                   Signature

In presence of: __________________________


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.